UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-ll (c) or Rule 14a-12

FG FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 6, 2022

October 31, 2022

To Our Stockholders:

You are cordially invited to attend a Special Meeting, of stockholders (the “Special Meeting”) of FG Financial Group, Inc. (the “Company”) which will be held at Village Tavern, 4201 Congress Street, Suite 190, Charlotte, North Carolina 28209, on December 6, 2022 at 5:30 p.m., local time, and any adjournments or postponements thereof for the following purpose:

1.	To adopt and approve the Agreement and Plan of Merger dated as of October 19, 2022 (the “Plan of Merger”) by and between the Company and FG Financial Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“FG Nevada”) pursuant to which the Company will be reincorporated from Delaware to Nevada (the “Reincorporation”));

2.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof

The Reincorporation pursuant to the Plan of Merger was adopted and approved by the Company’s Board of Directors by unanimous written consent dated October 14, 2022.

Only stockholders of record at the close of business on October 25, 2022 are entitled to notice of, and to vote at, the Special Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Special Meeting and vote in person.

By Order of the Board of Directors,

D. Kyle Cerminara
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON DECEMBER 6, 2022:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about November 8, 2022, and the Company’s Proxy Statement for the Special Meeting is available at

http://www.proxyvote.com.

FG FINANCIAL GROUP, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of FG Financial Group, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on December 6, 2022 at 5:30 p.m., local time, at Village Tavern, 4201 Congress Street, Suite 190, Charlotte, North Carolina 28209, and any adjournments or postponements of the Special Meeting.

QUESTIONS & ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving these materials?

At the Special Meeting, holders of our common stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors of the Company (the “Board of Directors” or “Board”) is soliciting your proxy to vote at the Special Meeting.

You are invited to attend the Special Meeting to vote on the proposal described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this Proxy Statement, and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about November 8, 2022, and the Proxy Statement is available at www.proxyvote.com.

Who is entitled to vote?

Stockholders of record at the close of business on October 25, 2022 (the “Record Date”) are entitled to vote in person or by proxy at the Special Meeting. As of the Record Date, 9,394,040 shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date.

Stockholders do not have cumulative voting rights. For ten days prior to the Special Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Special Meeting, by contacting the Company’s Corporate Secretary at (847) 773-1665 for information regarding providing proof of eligibility to view the list. The list of stockholders will also be available at the Special Meeting.

Who can attend the Special Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Special Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Special Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Special Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Special Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

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If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Special Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the 9,394,040 shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Special Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe that broker non-votes and abstentions will count as votes against Proposal 1. Once a share is represented at the Special Meeting, it will be deemed present for quorum purposes throughout the Special Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The purposes of the Special Meeting are to (i) adopt and approve the Agreement and Plan of Merger dated as of October 19, 2022 (the “Plan of Merger”) by and between the Company and FG Financial Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“FG Nevada”) pursuant to which the Company will be reincorporated from Delaware to Nevada, and (ii) to consider and transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Special Meeting or by proxy without attending the Special Meeting. We urge you to vote by proxy even if you plan to attend the Special Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on December 5, 2022. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Special Meeting to be counted.

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The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company, at 360 Central Avenue, Suite 800, St. Petersburg, FL 33701, that bears a later date than the date of the proxy you want to revoke and is received prior to the Special Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on December 5, 2022, or by mail that is received prior to the Special Meeting, or (iii) attending the Special Meeting (or, if the Special Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Special Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank, or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Special Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Special Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Special Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Special Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

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Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the Reincorporation of the Company from Delaware to Nevada which will be accomplished by means of the adoption and approval of the Plan of Merger, is considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such Proposal without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposal 1.

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

With respect to Proposal 1 to approve the Reincorporation of the Company from Delaware to Nevada by means of the adoption and approval of the Plan of Merger, a holder of common stock may vote “FOR” or “AGAINST” the proposal or “ABSTAIN” from voting on the proposal. Approval of the proposal requires the affirmative vote of holders the majority of the outstanding common stock. As to Proposal 1, proxies marked “ABSTAIN” and broker non-votes will have the effect of a vote “AGAINST” the proposal.

What are the Board’s voting recommendations?

The Board recommends a vote “FOR” the adoption and approval of the Plan of Merger pursuant to which the Company will be reincorporated from Delaware to Nevada:

As of the date of this Proxy Statement, it is expected that Fundamental Global GP, LLC (“FG”) and its affiliate, FG Financial Holdings, LLC and certain of our directors, will vote “FOR” the adoption and approval of Proposal 1. FG, through its affiliates, is the beneficial owner of 5,619,111 shares of common stock as of the Record Date and represents approximately 59.82% of the Company’s outstanding shares of common stock. D. Kyle Cerminara, Chairman of our Board, serves as Chief Executive Officer, Founder and Partner of FG.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

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PROPOSAL 1 — ADOPTION AND APPROVAL OF THE PLAN OF MERGER PURSUANT TO WHICH THE COMPANY WILL BE REINCORPORATED FROM DELAWARE TO NEVADA

We are proposing to reincorporate the Company from Delaware to Nevada (the “Reincorporation”). The Reincorporation will be accomplished by means of the adoption and approval of an Agreement and Plan of Merger dated as of October 19, 2022 (the “Plan of Merger”) by and between the Company and FG ., a Nevada corporation and a wholly owned subsidiary of the Company (“FG Nevada”). The Board of Directors by unanimous written consent dated October 14, 2022, approved the Reincorporation and adopted and approved the Plan of Merger. If the proposed Reincorporation and the Plan of Merger is adopted and approved by the Company’s stockholders, the Reincorporation will become effective at such time as determined by the Board of Directors by the filing articles of merger with the Secretary of State of the State of Nevada (the “Articles of Merger”) and a certificate of merger with the Secretary of State of the State of Delaware (the “Certificate of Merger”). These filings are expected to be made promptly following receipt of the requisite stockholder approval.

This Proxy Statement is first being mailed to stockholders on or about November 8, 2022. The Company will pay all costs associated with the distribution of this Proxy Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of the common stock.

No Appraisal or Dissenters Rights

No appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the Reincorporation pursuant to the Plan of Merger.

Interests of Certain Persons in Matters Acted Upon

Except as described in “Reasons for the Reincorporation” below and in their capacity as stockholders (which interest does not differ from that of the other holders of Company’s Common Stock) none of our officers, directors, or any of their respective affiliates or associates has any interest in the matter being acted upon.

Required Vote

Approval of the proposal to adopt and approve the Plan of Merger requires the affirmative vote of holders of the majority of the outstanding Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AND APPROVE THE PLAN OF MERGER.

Background and Effects of the Reincorporation

Our Board of Directors approved by unanimous written consent dated October 14, 2022 the Plan of Merger pursuant to which the Company’s state of incorporation will change from the State of Delaware to the State of Nevada, A majority of the outstanding stock of the Company entitled to vote thereon is necessary for the adoption and approval the Plan of Merger. Pursuant to the Plan of Merger between FG Nevada and the Company, the Company will merge into FG Nevada and FG Nevada will be the surviving entity.

The principal effects of the Plan of Merger, if approved by our stockholders and effected, will be that:

●	The affairs of the Company will cease to be governed by Delaware law, including the Delaware General Corporation Law (“DGCL”), and will become subject to Nevada law, including the Nevada Revised Statutes (“NRS”).

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●	The resulting Nevada corporation (referred to herein as the “Surviving Corporation”) will continue with all of the rights, privileges and powers of the Company, as currently incorporated in Delaware (referred to herein as “FG Delaware”), will possess all of the properties of FG Delaware, will continue with all of the debts, liabilities and obligations of FG Delaware, and will continue with the same officers and directors of FG Delaware immediately prior to the Reincorporation, as more fully described below.

●	If and when the Reincorporation becomes effective, all of the issued and outstanding shares of common stock, par value $0.001 per share of FG Delaware (“Common Stock”) will be automatically converted into issued and outstanding shares of common stock, par value $0.001 per share of the Surviving Corporation and all of the issued and outstanding shares of 8.00% Cumulative Preferred Stock, Series A par value $25.00 per share (the “8% Preferred Stock”) of FG Delaware will be automatically converted into issued and outstanding shares of 8.00% Cumulative Preferred Stock, Series A, par value of $25.00 per share of the Surviving Corporation (“8.00% Cumulative Preferred Stock, Series A”) , without any action on the part of our stockholders. The common stock of the Surviving Corporation will continue to be quoted on the Nasdaq Global Market under the same symbol “FGF” and the 8.00% Cumulative Preferred Stock, Series A of the Surviving Corporation will continue to be quoted on the Nasdaq Global Market under the same symbol, “FGFPP”. The Surviving Corporation will continue to file periodic reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”). The Reincorporation will not change the respective positions of FG Delaware or its stockholders under the federal securities laws. Shares of our Common Stock and 8% Preferred Stock that are freely tradable prior to the Reincorporation will continue to be freely tradable as shares of common stock and 8.00% Cumulative Preferred Stock, Series A, respectively, of the Surviving Corporation after the Reincorporation, and shares of our Common Stock and 8% Preferred Stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of common stock and 8.00% Cumulative Preferred Stock, Series A, respectively, of the Surviving Corporation after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the common stock and 8.00% Cumulative Preferred Stock, Series A, respectively, of the Surviving Corporation on the respective dates they acquired their shares of Common Stock and 8% Preferred Stock of FG Delaware. The 8.00% Cumulative Preferred Stock, Series A of the Surviving Corporation will continue to have substantially the same rights and preferences as the rights and preferences of the 8% Preferred Stock of FG Delaware prior to the date that the Reincorporation becomes effective.

●	Upon effectiveness of the Reincorporation, all of the employee benefit and incentive plans of FG Delaware will become plans of the Surviving Corporation, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of common stock of the Surviving Corporation, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by the Surviving Corporation upon the terms and subject to the conditions in effect at the time of the Reincorporation.

●	Upon effectiveness of the Reincorporation, all outstanding options and warrants to purchase shares of our Common Stock will automatically be converted into options and warrants to purchase or receive the same number of shares of common stock of the Surviving Corporation, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

In addition, upon effectiveness of the Reincorporation, the number of shares of common stock that the Surviving Corporation will be authorized to issue is One Hundred Million (100,000,000) shares which is the same number of shares of Common Stock that FG Delaware is authorized to issue, the number of shares of 8.00% Cumulative Preferred Stock, Series A that the Surviving Corporation will be authorized to issue is One Million (1,000,000) shares which is the same number of shares of 8% Preferred Stock that FG Delaware is authorized to issue and the number of shares of preferred stock, par value $0.001 per share that the Surviving Corporation will be authorized to issue is Ninety Nine Million (99,000,000) shares which is the same number of shares of preferred stock, par value $0.001 per shares that FG Delaware is authorized to issue.

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Plan of Merger

To accomplish the Reincorporation, our Board of Directors has adopted and approved by unanimous written consent dated October 14, 2022, the Plan of Merger, substantially in the form attached to this Proxy Statement as Appendix A. The Plan of Merger provides that we will merge into our wholly owned subsidiary, FG Nevada, and thereafter will be subject to all of the provisions of the NRS. At the effective time of the Reincorporation, the Amended and Restated Articles of Incorporation of FG Nevada in the form attached to this Proxy Statement as Appendix B (the “Nevada Articles of Incorporation”) will become the Articles of Incorporation of the Surviving Corporation and the Bylaws of FG Nevada in the form attached to this Proxy Statement as Appendix C (the “Nevada Bylaws”) will become the Bylaws of the Surviving Corporation, in each case, unless and until later amended in accordance with Nevada law. The Nevada Articles of Incorporation and the Nevada Bylaws have each been drafted to be substantially similar to the FG Delaware Certificate of Incorporation and Bylaws, other than as described in the section set forth below entitled “Comparison of Stockholder Rights Before and After the Reincorporation”.

Assuming that we receive the requisite stockholder approval of Proposal 1, we will cause the Reincorporation to be effected at such time as our Board of Directors determines by filing with the Secretary of State of the State of Delaware, a Certificate of Merger and by filing with the Secretary of State of the State of Nevada, Articles of Merger. We expect that the Reincorporation will be effective prior to December 31, 2022.

Reasons for Reincorporation

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders. Among other reasons described herein, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in savings to us over the long term. The Company estimates that it will save approximately $200,000 per year on franchise taxes as a result of the Reincorporation.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of frivolous lawsuits being filed against the Company and its directors and officers. We believe that for the reasons described below, in general, Nevada law provides greater protection from such litigation to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation with little or no merit directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with Delaware. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable, predictable and more efficient.

Also, reincorporation in Nevada will provide potentially greater protection from frivolous litigation for directors of the Company and, unlike Delaware, for officers as well. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.

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Stockholders should understand that the directors and our officers have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability. The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, please see “Comparative Rights of Stockholders under Delaware and Nevada Law” below.

Effects of Reincorporation

Aside from being governed by the Nevada Articles of Incorporation, the Nevada Bylaws and Nevada law, for all other purposes, the Surviving corporation will be the same entity as FG Delaware immediately prior to the Reincorporation. By virtue of the Reincorporation, all the rights, privileges and powers of FG Delaware, all property owned by FG Delaware, all debt due to FG Delaware, and all other causes of action belonging to FG Delaware immediately prior to the Reincorporation will remain vested in the Surviving Corporation following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of FG Delaware immediately prior to the Reincorporation will remain attached to the Surviving Corporation following the Reincorporation. The Reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Effect of the Reincorporation on Stock Certificates

The Reincorporation will not have any effect on the transferability of outstanding stock certificates representing Common Stock or 8% Preferred Stock of FG Delaware. The Reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the Reincorporation, stock certificates previously representing Common Stock of FG Delaware may be delivered in effecting sales (through a broker or otherwise) of shares of common stock of the Surviving Corporation and stock certificates previously representing 8% Preferred Stock of FG Delaware may be delivered in effecting sales (through a broker or otherwise) of shares of 8.00% Cumulative Preferred Stock, Series A of the Surviving Corporation. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of the Surviving Corporation. It will not be necessary for you to exchange your existing stock certificates for stock certificates of the Surviving Corporation, and if you do so, it will be at your own expense.

Securities Act Consequences

After the Reincorporation, the Surviving Corporation will continue to be a public reporting company. We are relying on Rule 145(a)(2) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, the Surviving Corporation will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Directors and Officers

The Plan of Merger provides that the Board of Director of the Surviving Corporation after the Reincorporation will consist of the existing directors of FG Delaware immediately prior to the Reincorporation. The Plan of Merger further provides that the officers of the Surviving Corporation after the Reincorporation will be the existing officers of FG Delaware immediately prior to the Reincorporation.

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Treatment of Stock Options, RSUs and Other Equity Awards

Under the terms of the Plan of Merger, upon consummation of the Reincorporation, each outstanding option or warrant to purchase a share of Common Stock, and other equity awards relating to Common Stock, will be deemed to constitute an option or warrant to purchase one share of common stock or equity award, as applicable, of the surviving Corporation at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option, warrant or equity award.

Under the Plan of Merger, the Surviving Corporation will assume FG Delaware’s equity plans, including the FG Financial Group, Inc. 2021 Equity Incentive Plan , the FG Financial Group 2018 Equity Incentive Plan and the FG Financial Group Amended and Restated 2014 Equity Incentive Plan (collectively, the “Plans”), which following the Reincorporation will be used by the Surviving Corporation to make awards to directors, officers and employees of the Surviving Corporation and others as permitted in the Plans.

Treatment of Outstanding Agreements

Our employment agreements and other employee benefit arrangements will be continued by the Surviving Corporation upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Surviving Corporation after the Reincorporation.

Amendments, Termination, and Abandonment of the Plan of Merger

The Plan of Merger may be amended or modified by the Board prior to effecting the Reincorporation, provided that the Board determines that such amendment would be in the best interests of the Company and our stockholders, and provided further that the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Merger in a manner that adversely affects our stockholders.

Subject to the determination of the Board, the Plan of Merger may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons whose Common Stock constitutes qualified business stock with the meaning of Section 1202 of the Code, persons who are subject to the “applicable financial statement” accounting rules under Section 451(b) of the Code and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold our Common Stock and will hold FG Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

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For purposes of this summary, a “U.S. holder” is a beneficial owner of our Common Stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Delaware to Nevada should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of FG Nevada’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s Common Stock converted therefor, and (3) the holding period of the shares of FG Nevada’s common stock received in the Reincorporation will include the holding period of the shares of Company Common Stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until we have received the approval of the Reincorporation and the Plan of Merger by the holders of a majority of the outstanding shares of our Common Stock at the Special Meeting. We will obtain all required consents of governmental authorities, including the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware and the filing of the Nevada Articles of Merger with the Secretary of State of the State of Nevada.

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Blank Check Preferred Stock

The Delaware Certificate of Incorporation and the Nevada Articles of Incorporation both authorize the Board to issue up to 99,000,000 shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as required by law or regulation. Should the Board determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board. If the Board so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

Comparison of Stockholder Rights Before and After the Reincorporation

As a result of differences between the DGCL and the NRS, as well as differences between the Delaware Certificate of Incorporation and the Delaware Bylaws, on the one hand, and the Nevada Articles of Incorporation and the Nevada Bylaws, on the other hand, the Reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between the DGCL and the NRS, the Delaware Certificate of Incorporation and the Nevada Articles of Incorporation, and the Delaware Bylaws and the Nevada Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the Reincorporation, and is qualified in its entirety by reference to the DGCL and the NRS, to the Delaware Certificate of Incorporation and Delaware Bylaws, and to the Nevada Articles of Incorporation and the Nevada Bylaws.

DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

BOARD OF DIRECTORS; ELECTIONS; VOTING; PROCEDURAL MATTERS

Board of Directors; Term and Classification

Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office.	Under the NRS, a corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors provided that at least one-fourth of the total number of directors is elected annually.

The Delaware Certificate of Incorporation does not provide for the classification of directors.	The Nevada Articles of Incorporation does not provide for the Company to have a staggered board of directors.

The Company’s directors serve on the Board of Directors for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

The directors of the Surviving Corporation shall serve on the Board of Directors for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

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Removal of Directors

Under the DGCL, unless otherwise provided in the certificate of incorporation, directors of a corporation may be removed by the holders of a majority of the shares then entitled to vote only for cause. The DGCL does not provide for the removal of a director by the board of directors.	Under the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause. The NRS does not provide for the removal of a director by the board of directors.

The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.

The Delaware Bylaws provide that subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares representing at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.

The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.

The Nevada Bylaws provide that subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares representing at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.

Vacancies on the Board of Directors

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. The DGCL further provides that if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of outstanding voting stock having the right to vote, order an election to be held to fill any vacancy pursuant to a stockholder meeting.	Under the NRS, unless otherwise provided in the articles of incorporation, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.

The Delaware Bylaws provides that subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which their term of office expires or until such directors’ successors shall have been duly elected and qualified.

The Nevada Articles of Incorporation does not contain any specific provisions that depart from the provisions of the NRS.

The Nevada Bylaws provides that subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which their term of office expires or until such directors’ successors shall have been duly elected and qualified

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Special Meetings of Stockholders

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	The NRS provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

The Delaware Bylaws provide that subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of stockholders shall be called (i) by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, or (ii) by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than fifty percent (50%) of the total number of shares of stock of the Corporation entitled to vote on any issue contemplated to be considered at such proposed special meeting, which written request shall state with specificity the purpose or purposes of such meeting.	The Nevada Bylaws provide that subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of stockholders shall be called (i) by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, or (ii) by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than fifty percent (50%) of the total number of shares of stock of the Corporation entitled to vote on any issue contemplated to be considered at such proposed special meeting, which written request shall state with specificity the purpose or purposes of such meeting.

Stockholder Voting Provisions

The DGCL provides that unless otherwise provided by the certificate of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter is approved upon the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote; (3) directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in an election of directors; and (4) where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present or represented by proxy generally constitutes a quorum, except that under the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting, and where a separate vote by a class or series is required, a quorum may consist of no less than one-third of the shares of such class or series.	Under the NRS, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes cast at an annual meeting of stockholders; (4) where a separate vote by a class or series is permitted or required, a majority of the voting power of the class or series that is present or represented by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum; and (5) where a separate vote by a class or series is permitted or required, generally an act by the stockholders of each such class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

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The Delaware Bylaws provide that a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, unless or except to the extent that the presence of a larger number may be required by the by-laws, the certificate of incorporation or by applicable law. Broker non-votes and abstentions are considered as present for purposes of establishing a quorum but shall not be considered as votes cast for or against a proposal or director nominee. The Delaware Bylaws also provide that when a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate of Incorporation or by the By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. Abstentions and broker non-votes shall not be counted as votes cast.

The Nevada Bylaws provide that. a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, unless or except to the extent that the presence of a larger number may be required by the by-laws, the articles of incorporation or by applicable law. Broker non-votes and abstentions are considered as present for purposes of establishing a quorum but shall not be considered as votes cast for or against a proposal or director nominee. The Nevada Bylaws also provide that when a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the articles of incorporation or by the by-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. Abstentions and broker non-votes shall not be counted as votes cast

Advance Notice Procedures for Business to be Brought by a Stockholder at a Meeting

The DGCL does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was sent out in connection with the previous year’s Annual Meeting of stockholders

The NRS does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was sent out in connection with the previous year’s Annual Meeting of stockholders.

The Delaware Bylaws provide that in order for nominations for director or other business to be properly brought before a meeting by a stockholder(s), such stockholder(s) must be a stockholder(s) of record and must provide written notice of such business to the Company’s secretary at the Company’s principal executive offices no later than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s Annual Meeting of stockholders (or if the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made). The Delaware Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices.

The Nevada Bylaws provide that in order for nominations for director or other business to be properly brought before a meeting by a stockholder(s), such stockholder(s) must be a stockholder(s) of record and must provide written notice of such business to the Surviving Corporation’s secretary at the Surviving Corporation’s principal executive offices no later than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s Annual Meeting of stockholders (or if the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made). The Nevada Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices. the Annual Meeting shall not be conducted.

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Stockholder Action by Written Consent

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that stockholders may not act by written consent.	The Nevada Articles of Incorporation and the Nevada Bylaws provide that any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Stockholder Vote for Mergers and Other Corporate Reorganizations

The DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, to approve the terms of a merger or a sale of substantially all of the assets of a corporation, except that there is no distinction between voting shares and participating shares under the DGCL. The DGCL does not require a stockholder vote of the surviving corporation if (1) the existing certificate of incorporation is not amended; (2) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is identical after the merger; and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or if the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger, will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding shares immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.

The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.	The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.

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Stockholder Inspection Rights

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records.	Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect the corporation’s financial records, make copies of such records and conduct an audit of such records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Only a person who has been a stockholder of record for at least six months, or who owns at least 5% of the corporation’s outstanding shares or has been authorized in writing by holders of at least 5% of the outstanding shares, is entitled to inspect and make copies of the corporation’s stock ledger, articles of incorporation (and all amendments thereto), and bylaws (and all amendments thereto).

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	The Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.	Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. With respect to actions by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

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A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Company shall provide indemnification to the fullest extent provided by the DGCL as amended from time to time.	The Nevada Articles of Incorporation and the Nevada Bylaws provide that the Surviving corporation shall provide indemnification to the fullest extent provided by the NRS as amended from time to time.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.	Under the NRS, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent of the corporation to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

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The Delaware Certificate of Incorporation and the Delaware Bylaws provide for the advancement of expenses incurred by or on behalf of any director or officer in connection with any proceeding in which such director or officer is involved by reason of such director’s or officer’s corporate status within 10 days after the receipt by the Company of a written statement from such director or officer requesting such advance or advances from time to time.	The Nevada Articles of Incorporation and the Nevada Bylaws provide for the advancement of expenses incurred by or on behalf of any director or officer in connection with any proceeding in which such director or officer is involved by reason of such director’s or officer’s corporate status within 10 days after the receipt by the Company of a written statement from such director or officer requesting such advance or advances from time to time.

Limitation on Personal Liability of Directors

The DGCL does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation that limit or eliminate the liability of a director in substantially the same manner as the NRS, except that a corporation may not limit the liability of a director for actions involving a breach of the duty of loyalty or improper personal benefit.	Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Delaware Certificate of Incorporation provides that no director shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director, provided, that a director shall be liable to the extent permitted under the DGCL for (i) breach of duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in connection with paying any unlawful dividend, or an unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate of Incorporation further provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, and no amendment or repeal of this provision in the Delaware Certificate of Incorporation shall have any effect on the liability of any director with respect to any acts or omissions of such director occurring prior to such amendment.	The Nevada Articles of Incorporation provides that the liability of directors and officers shall be eliminated to the fullest extent permitted under the NRS.

DIVIDENDS

Declaration and Payment of Dividends

Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of a corporation’s net assets over the aggregate par value of such corporation’s issued stock), or if no surplus exists, out of net profits for the year in which the dividend is declared and/or the preceding year, and only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. A repurchase or redemption would impair the capital of a corporation if the funds used for such repurchase or redemption would exceed the amount of such corporation’s surplus.

Under the NRS, except as provided in its articles of incorporation, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and, except as otherwise specifically allowed by its articles of incorporation, the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

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The Delaware Certificate of Incorporation provides that dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors of the Company or any authorized committee thereof. The Delaware Bylaws provide that dividends may be paid in cash, in property, or in shares of the capital stock, at the sole discretion of the Board of Directors.

. The Nevada Articles of Incorporation provide that that dividends may be declared and paid or set apart for payment upon the common stock out of any assets or funds of the corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors of the company or any authorized committee thereof. The Nevada Bylaws provide that dividends may be paid in cash, in property, or in shares of the capital stock, at the sole discretion of the Board of Directors.

The Company’s Certificate of Incorporation provides that the holders of the 8% Preferred Stock shall be paid dividends of $2.00 per share per annum, which shall be cumulative and accrue on each share from the date of issuance and shall be paid in cash when, as and if declared by the Board of Directors on the 15th day of March, June, September and December of each year, commencing on June 15, 2021. There are currently 894,580 shares of 8% Preferred Stock outstanding.

The Nevada Articles of Incorporation contains substantially the same respective provisions relating to the 8.00% Cumulative Preferred Stock, Series A.

ANTI-TAKEOVER STATUTES

Business Combination Statute

The DGCL provides for a similar three year prohibition on business combinations with interested stockholders, except the prohibition is limited to corporations with securities that are either listed on a national securities exchange or held of record by more than 2,000 stockholders. Delaware law generally defines an interested stockholder as the beneficial owner of 15% or more of company’s stock, which is higher than the 10% threshold set by the NRS. Further, unlike the NRS, under the DGCL the moratorium will not apply if the business combination is approved by the holders of two-thirds of the company’s voting stock not owned by the interested stockholder. Because we or the affiliates or associates of the Company’s interested stockholder currently have fewer than 2,000 stockholders of record and are not listed on a national securities exchange, this provision of the DGCL is not now applicable to us.	The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved in advance by the board of directors a before the person first became an interested stockholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder. This prohibition does not apply after the expiration of 4 years from when such person first became an interested stockholder.

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An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation. Because we currently have fewer than 200 stockholders of record, this provision of the NRS will not be applicable to us.

The comparable provision of the DGCL (Section 203 of the DGCL) is substantially the same as the described provision of the NRS regarding the ability of a company to elect not to be governed by the provisions of state law regarding business combinations.	A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

Control Share Acquisition Statute

Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.	The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or Annual Meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS but the Nevada Bylaws expressly elect not to be governed by these provisions of the NRS.

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Appraisal or Dissenters’ Rights

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

(i) listed on a national securities exchange;

(ii) included in the national market system by the National Association of Securities Dealers, Inc.; or

(iii) held by more than 2,000 stockholders of record,

unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to appraisal rights.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,

(i) listed on a national securities exchange; or

(ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or

(iii) issued by an open end management investment company registered under the Investment Company Act of 1940, as amended,

unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

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AMENDMENTS TO CHARTER AND BYLAWS

Amendments to Charter

The DGCL provides that, subject to certain categories of amendments, an amendment to the certificate of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.	The NRS provides that, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, an amendment to the articles of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The NRS further provides, unless otherwise provided in the articles of incorporation, in addition to the affirmative vote otherwise required, the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would alter or change the power, preferences, or special rights of one or more series of any class so as to affect them adversely.

The Certificate of Designation relating to the 8% Preferred Stock provides that the Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the 8% Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of 8% Preferred Stock, voting together as a single class.	The Nevada Articles of Incorporation contains substantially the same respective provisions with respect to the 8.00% Cumulative Preferred Stock, Series A, as the Certificate of Designation relating to the 8% Preferred Stock that was filed in the State of Delaware.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

Amendment of Bylaws

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.	The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Delaware Bylaws provide that the vote of a majority of the Board of Directors is required to alter, amend or repeal the Delaware Bylaws, and that the vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the stock of the Company entitled to vote generally in the election of directors is required to alter, amend or repeal the Delaware Bylaws.	Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

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MISCELLANEOUS

Interested Party Transactions

The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (3) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or stockholders.	Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $200,000, based on an equation consisting of the number of shares authorized, or the number of shares outstanding and the net assets of the corporation.	Nevada charges corporations incorporated in Nevada an annual $200 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $150 to a maximum of $11,125.

The Company’s annual Delaware franchise tax fee for, 2020 was $19,720 and for 2021 was $40,450 and is expected to be $200,000 in 2022, based on its capitalization and our existing assets.	We expect to pay an annual filing fee of approximately $11,125. Nevada does not impose any franchise taxes on corporations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of the Record Date, by:

● Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

● Each of our directors and named executive officers; and

● All of our current directors and executive officers as a group.

The number and percentages of shares beneficially owned are based on 9,394,040 shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options and RSUs held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is c/o FG Financial Group, Inc., 360 Central Ave, Suite 800, St. Petersburg, FL 33701

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global GP, LLC(1) 108 Gateway Blvd., Suite 204, Mooresville, NC 28117	5,619,111	59.8%

Named Executive Officers and Directors
Larry G. Swets, Jr., President, Chief Executive Officer and Director	49,220	*
Hassan R. Baqar, Executive Vice President and Chief Financial Officer	71,561	*
D. Kyle Cerminara, Chairman of the Board(1)(2)	5,644,698	60.1%
Rita Hayes, Director(3)	14,256	*
E. Gray Payne, Director(3)	15,588	*
Scott D. Wollney, Director(3)	18,588	*
Richard E. Govignon, Jr., Director(3)	2,174	*
Current Executive Officers and Directors as a Group (7 individuals)(3)	5,816,086	61.9%

* Less than 1.0%

1. Fundamental Global GP, LLC (referred to in this Proxy Statement as “FG”) and its affiliate, FG Financial Holdings, LLC (“FGFH”) share voting and disposition power with respect to 5,619,111 shares of common stock. Information regarding beneficial ownership of our common stock by FG and its affiliate is included herein in reliance on a Form 4 filed with the SEC on September 19, 2022. Due to his positions with FG and affiliated entity, Mr. Cerminara may be deemed to be beneficial owner of the shares of the Company’s common stock disclosed as directly owned by FGFH.

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2. Includes 5,619,111 shares reported as beneficially owned by FG and its affiliate, of which Mr. Cerminara is deemed to have beneficial ownership by virtue of his positions with FG, as discussed in footnote 1.

3. Includes unvested 1,333 restricted share unit for Larry. G Swets Jr, 4,231 unvested restricted share units for D. Kyle Cerminara, 2,898 unvested restricted share units for Rita Hayes, 2,898 unvested restricted share units for E. Gray Payne, 2,174 unvested restricted share units for Richard E. Govignon and 2,898 unvested restricted share units for Scott Wollney. These restricted share units will vest within the 60 days of Record Date.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any stockholders residing at an address to which only one copy of this Proxy Statement was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at (847) 773-1665 or in writing at 360 Central Ave., Suite 800, St. Petersburg, FL 33701. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker, or other nominee record holder, or may contact our Corporate Secretary as described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC. Reports and other information filed by the Company can be accessed on the SEC website at www.sec.gov where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board

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APPENDIX A

PLAN OF MERGER

FG FINANCIAL GROUP, INC.

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of October 19, 2022, is entered into by and between FG Financial Group, Inc., a Delaware corporation (the “Company”), and FG Financial Group, Inc.., a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate such reincorporation (the “Reincorporation”).

WHEREAS, the respective boards of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporation and its respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo shall be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2. Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

ARTICLES AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1. The Articles of Incorporation. The amended and restated articles of incorporation of NewCo in effect at the Effective Time shall be as set forth on Exhibit A hereto, and such articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.

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Section 2.2. The Bylaws. Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be as set forth on Exhibit B hereto, and such bylaws shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS, DIRECTORS, COMMITTEES, AND CORPORATE POLICIES OF THE SURVIVING CORPORATION

Section 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.2. Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.3. Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

Section 3.4. Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV

EFFECT OF THE MERGER ON CAPITAL STOCK; CERTIFICATES

Section 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a) Each share of common stock, par value $.001, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $.001, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

(b) Each share of preferred stock, par value $.001, of the Company (“Company Preferred Stock”) issued and outstanding immediately prior to the Effective Time, if any, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of preferred stock, par value $.001, of the Surviving Corporation (“Surviving Corporation Preferred Stock.

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(c) Each share of 8.00% Cumulative Preferred Stock, Series A, par value $25.00 per share (“Company 8% Preferred Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of 8.00% Cumulative Preferred Stock, Series A, par value $25.00, of the Surviving Corporation (“Surviving Corporation 8% Preferred Stock”)

(d) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.

(e) Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

Section 4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, 8% Preferred Stock, Company Preferred Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock, Surviving Corporation, Company 8% Preferred Stock or Surviving Corporation Preferred Stock equal to the number of shares of Company Common Stock, Surviving Corporation 8% Preferred Stock or Company Preferred Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, Company 8% Preferred Stock, Company Preferred Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock, Surviving Corporation 8% Preferred Stock, Surviving Corporation Preferred Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V

CONDITIONS

Section 5.1. Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a) the holders of a majority of the outstanding shares of Company Common Stock shall have adopted and approved this Agreement in accordance with applicable law prior to the Effective Time; and

A-3

(b) any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be necessary to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations, including without limitation the rules of the Nasdaq Capital Market, in connection with this Agreement or the consummation of the Reincorporation Merger, and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

ARTICLE VI

TERMINATION

Section 6.1. Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption and approval of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

Section 7.1. Modification or Amendment. Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

Section 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

Section 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

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THE COMPANY:

FG FINANCIAL GROUP, INC

By:	/s/ Larry G. Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Chief Executive Officer

NEWCO:

FG FINANCIAL GROUP, INC.

By:	/s/ Larry G. Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Chief Executive Officer

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APPENDIX B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

FG FINANCIAL GROUP, INC.

The undersigned, Larry G. Swets, Jr., hereby certifies that:

1. He is the duly elected and acting President and Chief Executive Officer of FG Financial Group, Inc., a Nevada corporation.

2. The Articles of Incorporation of this corporation were originally filed with the Secretary of State of Nevada on October 12, 2022.

3. The Articles of Incorporation of this corporation shall be further amended and restated to read in full as follows:

ARTICLE I

The name of the Corporation is FG Financial Group, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is 701 S. Carson Street, Suite 200, Carson City, NV 89701. The name of its registered agent at that address is C T Corporation System.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”).

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares, of which (i) One Hundred Million (100,000,000) shares shall be designated as common stock, par value $0.001 per share (the “Common Stock”), (ii) Ninety-nine Million (99,000,000) shares shall be designated as preferred stock, par value $0.001 per share (the “Preferred Stock”), and (iii) One Million (1,000,000) shares shall be designated as preferred stock, par value $25.00 per share, 8.00% Cumulative Preferred Stock, Series A (the “Cumulative Preferred Stock”).

The number of authorized shares of the class of Preferred Stock may from time to time be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, without a vote of the holders of the Preferred Stock (except as otherwise provided in any certificate of designation of any series of Preferred Stock).

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The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV. Subject to the terms of these Articles of Incorporation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on shares of its capital stock in all circumstances other than where doing so would cause the Corporation to not be able to pay its debts as they become due in the usual course of business.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Article IV (or in any certificate of designation of any series of Preferred Stock):

(a)  the holders of the Common Stock shall have the exclusive right to vote for the election of Directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to these Articles of Incorporation (or on any amendment to a certificate of designation of any series of Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to these Articles of Incorporation (or pursuant to a certificate of designation of any series of Preferred Stock) or pursuant to the NRS, irrespective of the provisions of Section 78.390(2) of the NRS;

(b)  dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors of the Corporation (the “Board of Directors”) or any authorized committee thereof;

(c)  upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock; and

(d)  the holders of the Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of the Common Stock, as a single class with such holders of Preferred Stock).

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide for the issuance of the shares of Preferred Stock in one or more series of such stock, and by filing a certificate pursuant to applicable law of the State of Nevada, to establish or change from time to time the designation of the series, the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof. The powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, may differ from those of any and all other series outstanding at any time.

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C. CUMULATIVE PREFERRED STOCK

The Cumulative Preferred Stock is a single series of authorized preferred stock consisting of 1,000,000 shares. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares of Cumulative Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the NRS stating that such increase or reduction, as the case may be, has been so authorized; provided that any such additional shares of Cumulative Preferred Stock are not treated as “disqualified preferred stock” within the meaning of Section 1059 of the Internal Revenue Code and such additional shares of Cumulative Preferred Stock are otherwise treated as fungible with the Cumulative Preferred Stock offered hereby for U.S. federal income tax purposes. The additional shares of Cumulative Preferred Stock would form a single series with the outstanding Cumulative Preferred Stock. The Corporation shall have the authority to issue fractional shares of Cumulative Preferred Stock.

Section 1. Dividends.

(a) Rate. Holders of shares of the Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or a duly authorized committee of the Board of Directors out of lawfully available funds for the payment of dividends, cumulative cash dividends from the Original Issue Date at the annual rate of 8.00% of the liquidation preference amount of $25.00 per share of Cumulative Preferred Stock. Such dividends on the Cumulative Preferred Stock issued in connection with the Corporation’s public offering of Cumulative Preferred Stock on February 28, 2018 (including any shares of Cumulative Preferred Stock which may be issued in connection with the over-allotment option related to such public offering) shall accrue daily and shall be cumulative from, and including, February 28, 2018 (the “Original Issue Date”), and shall be payable quarterly in arrears on the 15th day of March, June, September and December of each year (each, a “Dividend Payment Date”), commencing on June 15, 2018; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on the Cumulative Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day with the same force and effect as if made on such Dividend Payment Date, and no interest, additional dividends or other sums shall accrue on the amount so payable from such date to such next succeeding Business Day. In the event that the Corporation elects to issue additional shares of Cumulative Preferred Stock after the Original Issue Date of the Cumulative Preferred Stock in accordance with the first paragraph of Section C of Article IV of these Articles of Incorporation, dividends on such additional shares of Cumulative Preferred Stock may accrue from the Original Issue Date or from any other date as the Corporation shall specify at the time such additional shares of Cumulative Preferred Stock are issued.

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Dividends that are payable on Cumulative Preferred Stock on any Dividend Payment Date will be payable to holders of record of Cumulative Preferred Stock as they appear on the share register of the Corporation on the applicable record date, which shall be March 1, June 1, September 1 and December 1, as applicable, immediately preceding the applicable Dividend Payment Date or such other record date fixed by the Board of Directors or a duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date ( each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Each dividend period (a “Dividend Period”) shall commence on and include a Dividend Payment Date and shall end on and include the calendar day preceding the next Dividend Payment Date, except that (x) the initial Dividend Period for Cumulative Preferred Stock issued on the Original Issue Date shall commence on and include the Original Issue Date of the Cumulative Preferred Stock, (y) the initial Dividend Period for any Cumulative Preferred Stock issued after the Original Issue Date shall commence on and include such date as the Board of Directors or a duly authorized committee of the Board of Directors shall determine; and (z) the final Dividend Period with respect to redeemed shares shall end on and include the calendar day preceding the date of redemption. Dividends payable on the Cumulative Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable in respect of a Dividend Period shall be payable in arrears (i.e., on the first Dividend Payment Date after such Dividend Period).

(b) Authorization. No dividends on shares of Cumulative Preferred Stock shall be authorized by the Board of Directors, or paid or set apart for payment by the Corporation at any time when the terms and provisions of any agreement of the Corporation, including any agreement relating to any indebtedness of the Corporation, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(c) Accumulation of Dividends. Notwithstanding anything to the contrary contained herein, dividends on the Cumulative Preferred Stock will accumulate whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of those dividends and whether or not those dividends are declared by the Board of Directors. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Cumulative Preferred Stock which may be in arrears, and holders of the Cumulative Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described in Section 1(a). Any dividend payment made on the Cumulative Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to the Cumulative Preferred Stock.

(d) Priority of Dividends. Except as provided in the following paragraph of Section 1(d), so long as any Cumulative Preferred Stock remains outstanding for any Dividend Period, unless the full cumulative dividends for the latest completed Dividend Period on all outstanding Cumulative Preferred Stock and any Parity Stock have been declared and paid ( or declared and a sum sufficient for the payment thereof has been set aside), (1) no dividend shall be declared or paid on the Common Stock or any other Junior Stock ( other than a dividend payable solely in Common Stock or other Junior Stock), (2) no Common Stock or other Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly ( other than (i) as a result of a reclassification of Junior Stock for or into other Junior Stock, or the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, or (ii) through the use of the proceeds of a substantially contemporaneous sale of Junior Stock) nor shall monies be paid to or made available for a sinking fund for the redemption of such stock (it being understood that the provisions of this clause (2) shall not apply to grants or settlements of grants pursuant to any equity compensation plan adopted by the Corporation), and (3) no shares of Cumulative Preferred Stock or Parity Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation other than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Cumulative Preferred Stock and such Parity Stock except by conversion into or exchange for Junior Stock.

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When dividends are not paid ( or declared and a sum sufficient for payment thereof set aside) in full on any Dividend Payment Date ( or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) upon the Cumulative Preferred Stock and any Parity Stock, all dividends declared by the Board of Directors or a duly authorized committee thereof on the Cumulative Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date ( or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared by the Board of Directors or such committee of the Board of Directors pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accumulated but unpaid dividends per share on the Cumulative Preferred Stock and all Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend) payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Cumulative Preferred Stock that may be in arrears.

Section 2. Liquidation Rights.

(a) Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, holders of Cumulative Preferred Stock and any Parity Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to stockholders of the Corporation, after satisfaction of all liabilities and obligations to creditors of the Corporation, if any, but before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other Junior Stock, a liquidating distribution in an amount equal to the liquidation preference of $25.00 per share of Cumulative Preferred Stock or the amount of the liquidation preference of such Parity Stock, as applicable, plus any accumulated and unpaid dividends, to, but not including, the date of payment. Holders of Cumulative Preferred Stock will not be entitled to any other amounts from the Corporation after they have received their full liquidation preference plus any accumulated and unpaid dividends. The liquidation preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Cumulative Preferred Stock immediately prior to such event is the same immediately after giving effect to such event.

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(b) Partial Payment. If, in any distribution described in Section 2(a) above, the assets of the Corporation or proceeds thereof are not sufficient to pay the liquidation distribution in full to all holders of Cumulative Preferred Stock and all holders of any Parity Stock, the amounts paid to the holders of Cumulative Preferred Stock and to the holders of all such other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidation distribution of the holders of Cumulative Preferred Stock and the holders of all such other Parity Stock but only to the extent the Corporation has assets or proceeds thereof available after satisfaction of all liabilities to creditors and the claims of holders of any preferred stock of the Corporation ranking senior to the Cumulative Preferred Stock and such Parity Stock with respect to the distribution of assets upon any liquidation, dissolution or winding-up of the Corporation. In any such distribution, the liquidation distribution to any holder of preferred stock of the Corporation shall be the amount otherwise payable to such holder in such distribution, including any accumulated and unpaid dividends.

(c) Residual Distributions. If the liquidation distribution has been paid in full to all holders of Cumulative Preferred Stock and any holders of Parity Stock and preferred stock ranking senior to the Cumulative Preferred Stock with respect to the distribution of assets upon the liquidation, dissolution or winding-up of the Corporation, the holders of other shares of the Corporation shall be entitled to receive all remaining assets of the Corporation ( or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 2, the merger or consolidation of the Corporation with any other entity, including a merger or consolidation in which the holders of Cumulative Preferred Stock receive cash, securities or other property for their shares, or the sale or transfer of all or substantially all of the property and assets of the Corporation for cash, securities or other property, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 3. Redemption.

(a) Optional Redemption. The Cumulative Preferred Stock is not redeemable prior to February 28, 2023. At any time on or after February 28, 2023, the Corporation shall be entitled (but not obligated) to redeem, in whole or in part from time to time, the Cumulative Preferred Stock, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends on the shares of Cumulative Preferred Stock called for redemption for prior dividend periods, if any, plus accumulated but unpaid dividends for the then-current dividend period, to, but excluding, the date of redemption, without accumulation of any other undeclared dividends. If the Corporation elects to redeem any shares of Cumulative Preferred Stock as described in this Section 3(a), it may use any available cash to pay the redemption price, and it will not be required to pay the redemption price only out of the proceeds from the issuance of other equity securities or any other specific source.

Notwithstanding anything to the contrary contained in this Section 3, upon the occurrence of a Change of Control, the Corporation may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem the Cumulative Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends on the shares of Cumulative Preferred Stock called for redemption for prior dividend periods, if any, plus accumulated but unpaid dividends for the then-current dividend period, to, but excluding, the date of redemption, without accumulation of any other undeclared dividends. If the Corporation elects to redeem any shares of Cumulative Preferred Stock as described in this Section 3(a), it may use any available cash to pay the redemption price, and it will not be required to pay the redemption price only out of the proceeds from the issuance of other equity securities or any other specific source.

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A “Change of Control” is deemed to occur when, after the Original Issue Date, the following have occurred and are continuing: (i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Corporation entitling that person to exercise more than 50% of the total voting power of all stock of the Corporation entitled to vote generally in the election of directors of the Corporation (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and (ii) following the closing of any transaction referred to in clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common securities listed on the Nasdaq Stock Market (“Nasdaq”), the New York Stock Exchange (the “NYSE”) or the NYSE American LLC (the “NYSE American”), or listed or quoted on an exchange or quotation system that is a successor to the Nasdaq, NYSE or NYSE American.

(b) Notice of Redemption. Notice of every redemption of Cumulative Preferred Stock shall be given by first class mail, addressed to the holders of record of the Cumulative Preferred Stock to be redeemed at their respective last addresses appearing on the share register of the Corporation, mailed at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Cumulative Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other share of Cumulative Preferred Stock. Notwithstanding the foregoing, if the Cumulative Preferred Stock or any depositary shares representing interests in the Cumulative Preferred Stock are issued in book-entry form through DTC or any other similar facility, notice of redemption may be given to the holders of Cumulative Preferred Stock in any manner permitted by such facility. Each such notice given to a holder shall state: (1) the redemption date; (2) the number of shares of Cumulative Preferred Stock to be redeemed and, if less than all the shares of Cumulative Preferred Stock held by such holder are to be redeemed, the number of such shares of Cumulative Preferred Stock to be redeemed from such holder; (3) the redemption price; (4) that the shares of Cumulative Preferred Stock should be delivered via book entry transfer or the place or places where certificates for such shares of Cumulative Preferred Stock are to be surrendered for payment of the redemption price; and (5) and if applicable, that such redemption is being made in connection with a Change of Control and, in that case, a brief description of the transaction or transactions constituting such Change of Control. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Cumulative Preferred Stock.

(c) Record Date. The redemption price for any shares of Cumulative Preferred Stock redeemed pursuant to this Section 3 shall be payable on the redemption date to the holder of such shares against book entry transfer or surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Holders of Cumulative Preferred Stock to be redeemed shall surrender the Cumulative Preferred Stock at the place designated in the notice of redemption and shall be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.

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(d) Payment of Dividends on Redeemed Shares. Any accumulated but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares of Cumulative Preferred Stock on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 2 above.

(e) Partial Redemption. In case of any redemption of only part of the shares of the Cumulative Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Corporation may determine to be fair and equitable. Subject to the provisions hereof, the Corporation shall have full power and authority to prescribe the terms and conditions upon which Cumulative Preferred Stock shall be redeemed from time to time. If fewer than all of the shares of Cumulative Preferred Stock represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(f) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption and to pay declared and unpaid dividends have been set aside by the Corporation for the benefit of the holders of the shares of Cumulative Preferred Stock called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation or transferred via book entry, on and after the redemption date, no further dividends will accumulate on the shares of Cumulative Preferred Stock called for redemption, all shares of Cumulative Preferred Stock called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price, plus accumulated and unpaid dividends, if any, payable upon redemption (in each case, without interest).

(g) No Sinking Fund. The Cumulative Preferred Stock is not subject to any mandatory redemption, sinking fund, retirement fund or purchase fund or other similar provisions. Holders of Cumulative Preferred Stock have no right to require redemption, repurchase or retirement of any shares of Cumulative Preferred Stock.

Section 4. Voting.

(a) Holders of the Cumulative Preferred Stock shall not have any voting rights, except as set forth in this Section 4 or as provided by law from time to time.

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(b) So long as any shares of Cumulative Preferred Stock remain outstanding, the affirmative vote or consent of the holders of two-thirds of the votes entitled to be cast by holders of shares of Cumulative Preferred Stock and each other class or series of voting Parity Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting together as a single class) will be required to: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking senior to the Cumulative Preferred Stock with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up of the affairs of the Corporation or reclassify any authorized shares of capital stock of the Corporation into such stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such stock; or (ii) amend, alter or repeal the provisions of the Articles of Incorporation, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Cumulative Preferred Stock or the holders thereof; provided however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as any shares of Cumulative Preferred Stock remain outstanding with the terms thereof unchanged or the holders of shares of Cumulative Preferred Stock receive capital stock of the successor with substantially identical rights (taken as a whole), taking into account that, upon the occurrence of an Event, the Corporation may not be the surviving entity, the occurrence of such Event shall not be deemed to adversely affect such rights, preferences, privileges or voting power of holders of Cumulative Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any of the Events set forth in (ii) above. In addition, if the holders of the Cumulative Preferred Stock receive the greater of the full trading price of the Cumulative Preferred Stock on the date of an Event set forth in (ii) above or the $25.00 liquidation preference per share of the Cumulative Preferred Stock pursuant to the occurrence of any of the Events set forth in (ii) above, then such holders shall not have any voting rights with respect to the Events set forth in (ii) above. If any Event set forth in (ii) above would adversely affect the rights, preferences, privileges or voting powers of the Cumulative Preferred Stock disproportionately relative to other classes or series of Parity Stock, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Cumulative Preferred Stock, voting separately as a class, will also be required. Holders of shares of Cumulative Preferred Stock shall not be entitled to vote with respect to (A) any increase in the total number of authorized shares of Parity Stock or Junior Stock of the Corporation, or (B) any increase in the amount of the authorized Cumulative Preferred Stock or the creation or issuance of any other class or series of Parity Stock or Junior Stock, and any such authorization, creation or issuances shall not be deemed to adversely affect the rights of the holders of the Cumulative Preferred Stock.

(c) The foregoing voting provisions of this Section 4 shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds, in cash, shall have been deposited in trust for the benefit of holders of Cumulative Preferred Stock to effect such redemption and irrevocable instructions have been given to the paying agent to pay the redemption price and all accrued and unpaid distributions on the Cumulative Preferred Stock.

(d) In any matter in which the Cumulative Preferred Stock may vote (as expressly provided herein), each share of Cumulative Preferred Stock shall be entitled to one vote per $25.00 of liquidation preference (excluding accumulated dividends).

(e) Except as expressly stated herein or as may be required by applicable law, the Cumulative Preferred Stock does not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

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Section 5. Ranking.

The Cumulative Preferred Stock will, with respect to the payment of dividends and distributions of assets upon liquidation, dissolution and winding-up of the Corporation, rank senior to Common Stock and any other Junior Stock, equally with any Parity Stock of the Corporation, including other series of preferred stock that the Corporation may issue from time to time in the future the terms of which provide that they rank equally with the Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding-up of the Corporation and junior to any series of preferred stock hereafter issued by the Corporation that by their terms are designated to rank senior to the Cumulative Preferred Stock as to the payment of dividends and distributions upon the liquidation or dissolution or winding-up of the Corporation.

Section 6. Conversion.

The holders of Cumulative Preferred Stock shall not have any rights to convert such Cumulative Preferred Stock into shares of any other class of capital stock of the Corporation.

Section 7. Repurchase.

Subject to the limitations imposed herein, the Corporation may purchase and sell Cumulative Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine; provided, however, that the Corporation shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Corporation is, or by such purchase would be, rendered insolvent.

Section 8. Unissued or Reacquired Shares.

Shares of Cumulative Preferred Stock not issued or which have been issued and redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

Section 9. Preemptive Rights.

The holders of shares of Cumulative Preferred Stock shall have no preemptive rights with respect to any shares of the Corporation’s capital stock or any of its other securities convertible into or carrying rights or options to purchase any such capital stock.

Section 10. Record Holders.

To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Cumulative Preferred Stock may deem and treat the record holder of any share of Cumulative Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 11. Notices.

All notices or communications in respect of the Cumulative Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail or if given in such other manner as may be permitted herein, in the Articles of Incorporation or Bylaws of the Corporation or by applicable law. Notwithstanding the foregoing, if shares of Cumulative Preferred Stock or depositary shares representing an interest in shares of Cumulative Preferred Stock are issued in book-entry form through DTC, such notices may be given to the holders of the Cumulative Preferred Stock in any manner permitted by DTC.

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Section 12. Other Rights.

The Cumulative Preferred Stock shall not have any powers, preferences, privileges or rights other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

Section 13. Definitions.

As used herein with respect to the Cumulative Preferred Stock:

“Articles of Incorporation” means the Amended and Restated Articles of Incorporation of the Corporation, as amended from time to time.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions are not authorized or obligated by law, regulation or executive order to close in New York, New York.

“Bylaws” means the Bylaws of the Corporation, as amended from time to time.

“Change of Control” shall have the meaning set forth in Section 3(a) hereof.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Corporation.

hereof.

“Corporation” means FG Financial Group, Inc.

“Cumulative Preferred Stock” shall have the meaning set forth in the first paragraph of Article IV of these Articles of Incorporation.

“Dividend Payment Date” shall have the meaning set forth in Section 1(a) hereof.

“Dividend Period” shall have the meaning set forth in Section 1(a) hereof.

“Dividend Record Date” shall have the meaning set forth in Section 1(a) hereof.

“DTC” means The Depository Trust Company, together with its successors and assigns.

“Event” has the meaning set forth in Section 4 hereof.

“Junior Stock” means any class or series of capital stock of the Corporation that ranks junior to the Cumulative Preferred Stock either as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding-up of the Corporation.

“Original Issue Date” shall have the meaning set forth in Section 1(a) hereof.

“Parity Stock” means any class or series of capital stock of the Corporation that ranks equally with the Cumulative Preferred Stock with respect to the payment of dividends and in the distribution of assets on the liquidation, dissolution or winding-up of the Corporation.

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ARTICLE V

STOCKHOLDER ACTION

1. ACTION WITHOUT A MEETING. Subject to all the rights, powers and preferences of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent in lieu of a meeting.

2. SPECIAL MEETINGS. Except as otherwise required by the NRS and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation shall be called (i) by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, or (ii) by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than fifty percent (50%) of the total number of shares of stock of the Corporation entitled to vote on any issue contemplated to be considered at such proposed special meeting, which written request shall state with specificity the purpose or purposes of such meeting. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1. GENERAL. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2. ELECTION OF DIRECTORS. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3. NUMBER OF DIRECTORS; TERM OF OFFICE. Subject to all the rights, powers and preferences of any series of Preferred Stock, the number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The successors of the Directors whose terms expire at the 2022 annual meeting of stockholders shall serve a term of office to expire at the 2023 annual meeting of stockholders. At the 2023 annual meeting of stockholders, the successors of the Directors whose terms expire at that meeting shall serve a term of office to expire at the 2024 annual meeting of stockholders. At the 2024 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, the successors of the Directors whose terms expire at each such meeting shall serve a term of office expiring at the annual meeting of stockholders next following their election. Notwithstanding the foregoing, the Directors shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

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Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created Directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining Directors then in office, even if less than a quorum (and not by stockholders), and Directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which their term of office expires or until such Directors’ successors shall have been duly elected and qualified. No decrease in the authorized number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors then in office, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of these Articles of Incorporation, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by the terms of these Articles of Incorporation and any certificate of designation applicable thereto.

ARTICLE VII

LIMITATION OF LIABILITY

To the maximum extent permitted under the NRS, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer. If the NRS is amended after the effective date of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation’s Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

INDEMNIFICATION

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) Directors and officers of the Corporation (and any other persons to which the NRS permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such persons, vote of stockholders or disinterested Directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the NRS. Any amendment, repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection of any Director or officer of the Corporation existing at the time of such amendment, repeal or modification or increase the liability of any Director or officer of the Corporation with respect to any acts or omissions of such Director or officer occurring prior to, such amendment, repeal or modification.

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The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to Directors and officers of the Corporation.

The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under these Articles of Incorporation, the By-laws of the Corporation, any statute, agreement, vote of stockholders or disinterested Directors or otherwise.

Any amendment, repeal, or modification of the foregoing provisions of this Article VIII will not adversely affect any right or protection of any Director, officer, employee or other agent of the Corporation existing at the time of such amendment, repeal or modification.

ARTICLE IX

AMENDMENT OF BY-LAWS

1. AMENDMENT BY DIRECTORS. Except as otherwise provided by law, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the affirmative vote of a majority of the Directors then in office.

2. AMENDMENT BY STOCKHOLDERS. Notwithstanding anything to the contrary contained in these Articles of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the By-laws of the Corporation.

ARTICLE X

AMENDMENT OF ARTICLES OF INCORPORATION

These Articles of Incorporation may be amended at any meeting of the stockholders; provided, that notice of the proposed change was given in the notice of the meeting of the stockholders, if applicable; and provided further, that notwithstanding any other provision of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required for the stockholders to amend any provision of these Articles of Incorporation.

* * *

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4. The foregoing Amended and Restated Articles of Incorporation have been duly adopted and approved by this corporation’s Board of Directors and by the holders of a majority of its outstanding capital stock in accordance with the applicable provisions of Chapter 78 of the Nevada Revised Statutes and the corporation’s Articles of Incorporation.

Executed this 13th day of October 2022.

/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

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APPENDIX C

BY-LAWS

OF

FG FINANCIAL GROUP, INC.

ARTICLE I

STOCKHOLDERS

SECTION 1. ANNUAL MEETING. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof. The Board of Directors may postpone, reschedule or cancel any previously scheduled Annual Meeting.

SECTION 2. SPECIAL MEETINGS. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock (as defined in the Articles of Incorporation), special meetings of the stockholders of the Corporation shall be called (i) by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, or (ii) by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than fifty percent (50%) of the total number of shares of stock of the Corporation entitled to vote on any issue contemplated to be considered at such proposed special meeting, which written request shall state with specificity the purpose or purposes of such meeting. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

SECTION 3. NOTICE OF MEETINGS; ADJOURNMENTS. Except as otherwise provided by law, notice of each meeting, whether annual or special, shall be given not less than 10 days nor more than 60 days before the meeting, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the Nevada Revised Statutes (the “NRS”)) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting). The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in NRS 75.150.

Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual Meeting or special meeting of stockholders need be specified in any written waiver of notice.

The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public announcement with respect to any such meeting has been sent or made pursuant to Section 4 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under Section 4 of this Article I of these By-laws.

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When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Articles of Incorporation or these By-laws, is entitled to such notice.

SECTION 4. NOTICE OF STOCKHOLDER BUSINESS.

(a) ANNUAL MEETING.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of any other business to be considered by the stockholders may be made at an Annual Meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 4 of this Article I of these By-laws, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Section 4 of this Article I of these By-laws. In addition to the other requirements set forth in these By-laws, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under the NRS.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this Section 4 of this Article I of these By-laws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything to the contrary provided herein, for the first Annual Meeting following the initial public offering of common stock of the Corporation, a stockholder’s notice shall be timely if delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to the scheduled date of such Annual Meeting or the 10th day following the day on which public announcement of the date of such Annual Meeting is first made or sent by the Corporation. Such stockholder’s notice shall set forth:

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(a) (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) such person’s name, age, business address and, if known, residence address, (B) such person’s principal occupation or employment, (C) the class and series and number of shares of stock of the Corporation that are, directly or indirectly, owned, beneficially or of record, by such person, (D) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the stockholder, the beneficial owner, if any, on whose behalf the nomination is being made and the respective affiliates and associates of, or others acting in concert with, such stockholder and such beneficial owner, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with such nominee(s), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made or any affiliate or associate thereof or person acting in concert therewith were the “registrant” for purposes of such Item and the proposed nominee were a director or executive officer of such registrant, and (E) any other information concerning such person that is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the class and series and number of shares of stock of the Corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (C) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are being made or who may participate in the solicitation of proxies in favor of electing such nominee(s), (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the Corporation, (E) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (F) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (G) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock reasonably believed by such stockholder or such beneficial owner to be sufficient to elect the nominee (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies or votes from stockholders in support of such nomination (and such representation shall be included in any such solicitation materials).

Not later than 10 days after the record date for determining stockholders entitled to notice of the meeting, the information required by Items (a)(i)(A)-(E) and (ii)(A)-(E) of the preceding paragraph shall be supplemented by the stockholder giving the notice to provide updated information as of such record date. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation or whether such nominee would be independent under applicable Securities and Exchange Commission and applicable stock exchange rules and the Corporation’s publicly disclosed corporate governance guidelines. A stockholder shall not have complied with this Section 4(a)(2)(a) of this Article I of these By-laws if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies or votes in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 4 of this Article I of these By-laws.

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(b) (i) As to any other business that the stockholder proposes to bring before the meeting, (A) a brief description of the business desired to be brought before the meeting, (B) the text of the proposal (including the exact text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these By-laws, the exact text of the proposed amendment), (C) the reasons for conducting such business at the meeting, and (D) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and series and number of shares of stock of the Corporation that are, directly or indirectly, owned, beneficially or of record, by such other stockholders; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the class and series and number of shares of stock of the Corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (C) description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business, (D) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business or who may participate in the solicitation of proxies in favor of such proposal, (E) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the Corporation, (F) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the business proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (G) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (H) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal (and such representation shall be included in any such solicitation materials).

Not later than 10 days after the record date for determining stockholders entitled to notice of the meeting, the information required by Items (b)(i)(C)-(D) and (b)(ii)(A)-(F) of the preceding paragraph shall be supplemented by the stockholder giving the notice to provide updated information as of such record date. A stockholder shall not have complied with this Section 4(a)(2)(b) of this Article I of these By-laws if the stockholder (or beneficial owner, if any, on whose behalf the proposal is made) solicits or does not solicit, as the case may be, proxies or votes in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 4 of this Article I of these By-laws.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 4 of this Article I of these By-laws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 85 days prior to the first anniversary of the preceding year’s Annual Meeting, a stockholder’s notice required by this Section 4 of this Article I of these By-laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) GENERAL.

(1) Only such persons who are nominated at an Annual Meeting in accordance with the provisions of this Section 4 of this Article I of these By-laws shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this Section 4 of this Article I of these By-laws. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this Section 4 of this Article I of these By-laws. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this Section 4 of this Article I of these By-laws, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this Section 4 of this Article I of these By-laws. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this Section 4 of this Article I of these By-laws, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) For purposes of this Section 4 of this Article I of these By-laws, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Businesswire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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(3) Notwithstanding the foregoing provisions of this Section 4 of this Article I of these By-laws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 4 of this Article I of these By-laws. Nothing in this Section 4 of this Article I of these By-laws shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

SECTION 6. QUORUM. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, unless or except to the extent that the presence of a larger number may be required by these By-laws, the Articles of Incorporation or by applicable law. Broker non-votes and abstentions are considered as present for purposes of establishing a quorum but shall not be considered as votes cast for or against a proposal or director nominee. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 3 of this Article I of these By-laws. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 7. VOTING AND PROXIES. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation, unless otherwise provided by law or by the Articles of Incorporation. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by NRS 78.355, filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by NRS 78.355 may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

SECTION 8. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken by the stockholders of the Corporation may be effected by any consent in writing by such stockholders.

SECTION 9. ACTION AT MEETING. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Articles of Incorporation or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. Abstentions and broker non-votes shall not be counted as votes cast. A direction to “withhold authority” with respect to a nominee shall be treated as a vote cast against the election of such nominee. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation or any Subsidiary (as defined in Article V of these By-laws) of the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

SECTION 10. STOCKHOLDER LISTS. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least 10 days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the hour, date and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

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SECTION 11. PRESIDING OFFICER. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the President, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 3 and 6 of this Article I of these By-laws. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the presiding officer of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the presiding officer shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the presiding officer of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

SECTION 12. INSPECTORS OF ELECTIONS. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are authorized by the presiding officer, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

DIRECTORS

SECTION 1. POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Articles of Incorporation or required by law.

SECTION 2. NUMBER AND TERMS. Subject to all the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The successors of the directors whose terms expire at the 2022 annual meeting of stockholders shall serve a term of office to expire at the 2023 annual meeting of stockholders. At the 2023 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall serve a term of office to expire at the 2024 annual meeting of stockholders. At the 2024 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, the successors of the directors whose terms expire at each such meeting shall serve a term of office expiring at the annual meeting of stockholders next following their election. Notwithstanding the foregoing, the directors elected shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

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Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of the Articles of Incorporation, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Articles of Incorporation and any certificate of designation applicable thereto.

SECTION 3. QUALIFICATION. No director need be a stockholder of the Corporation.

SECTION 4. VACANCIES. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which their term of office expires or until such directors’ successors shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors then in office, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

SECTION 5. REMOVAL. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares representing at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.

SECTION 6. RESIGNATION. A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. REGULAR MEETINGS. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7 of this Article II of these By-laws, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. NOTICE OF MEETINGS. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if faxed, telexed or telecopied, or when delivered to the telegraph company if sent by telegram.

A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Articles of Incorporation or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

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SECTION 10. QUORUM. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 9 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. ACTION AT MEETING. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Articles of Incorporation or by these By-laws.

SECTION 12. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

SECTION 13. MANNER OF PARTICIPATION. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. COMMITTEES. The Board of Directors, by vote of a majority of the directors then in office, may elect from its number one or more committees and may delegate thereto some or all of its powers except those which by law, by the Articles of Incorporation or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, the majority of members of any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep minutes of its meetings and shall report its action to the Board of Directors.

SECTION 15. COMPENSATION OF DIRECTORS. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof. Nothing contained in these By-laws shall be construed to preclude any director from serving the Corporation in any other capacity and from receiving compensation from the Corporation for service rendered to the Corporation in such other capacity.

ARTICLE III

OFFICERS

SECTION 1. ENUMERATION. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. ELECTION. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

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SECTION 3. QUALIFICATION. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

SECTION 4. TENURE. Except as otherwise provided by the Articles of Incorporation or by these By-laws, each of the officers of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. RESIGNATION. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

SECTION 6. REMOVAL. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

SECTION 7. ABSENCE OR DISABILITY. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. VACANCIES. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. PRESIDENT. The President shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation’s business. If there is no Chairman of the Board or if he or she is absent, the President shall preside, when present, at all meetings of stockholders and of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

SECTION 10. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

SECTION 11. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. TREASURER AND ASSISTANT TREASURERS. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.

Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

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Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. OTHER POWERS AND DUTIES. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV

CAPITAL STOCK

SECTION 1. CERTIFICATES OF STOCK. Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the NRS. Each stockholder, upon written request to the transfer agent of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation, in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

SECTION 2. TRANSFERS. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation (a) with respect to certificated shares, by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require, or (b) with respect to uncertificated shares, upon delivery of a instruction duly executed, and with such proof of authenticity of the signature as the Corporation or its transfer agent may reasonably require, in each case as well as payment of all taxes thereon

SECTION 3. RECORD HOLDERS. Except as may otherwise be required by law, by the Articles of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

SECTION 4. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting and (b) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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SECTION 5. REPLACEMENT OF CERTIFICATES. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate or uncertificated shares may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

INDEMNIFICATION

SECTION 1. DEFINITIONS. For purposes of this Article:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, or (iii) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), an Officer or Director of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(f) “Officer” means any person who serves or has served the Corporation as an officer appointed by the Board of Directors of the Corporation;

(g) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(h) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

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SECTION 2. INDEMNIFICATION OF DIRECTORS AND OFFICERS. Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce an Officer or Director’s rights to Indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

SECTION 3. INDEMNIFICATION OF NON-OFFICER EMPLOYEES. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended, against any or all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

SECTION 4. GOOD FAITH. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

SECTION 5. ADVANCEMENT OF EXPENSES TO DIRECTORS AND OFFICERS PRIOR TO FINAL DISPOSITION.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director or Officer in connection with any Proceeding in which such Director or Officer is involved by reason of such Director’s or Officer’s Corporate Status within 10 days after the receipt by the Corporation of a written statement from such Director or Officer requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director or Officer and shall be preceded or accompanied by an undertaking by or on behalf of such Director or Officer to repay any Expenses so advanced if it shall ultimately be determined that such Director or Officer is not entitled to be indemnified against such Expenses.

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(b) If a claim for advancement of Expenses hereunder by a Director or Officer is not paid in full by the Corporation within 10 days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to the action and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director or Officer is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director or Officer has not met any applicable standard for indemnification set forth in the NRS.

SECTION 6. ADVANCEMENT OF EXPENSES TO NON-OFFICER EMPLOYEES PRIOR TO FINAL DISPOSITION.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Non-Officer Employee in connection with any Proceeding in which such is involved by reason of the Corporate Status of such Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such to repay any Expenses so advanced if it shall ultimately be determined that such Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Non-Officer Employee has not met any applicable standard for indemnification set forth in the NRS.

SECTION 7. CONTRACTUAL NATURE OF RIGHTS.

(a) The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

(b) If a claim for indemnification of Expenses hereunder by a Director or Officer is not paid in full by the Corporation within 60 days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of Prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the NRS.

SECTION 8. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

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SECTION 9. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the NRS or the provisions of this Article V.

ARTICLE VI

DIVIDENDS

SECTION 1. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, at the sole discretion of the Board of Directors.

SECTION 2. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. SEAL. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. EXECUTION OF INSTRUMENTS. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without Director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or Executive Committee may authorize.

SECTION 4. VOTING OF SECURITIES. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.

SECTION 5. RESIDENT AGENT. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. CORPORATE RECORDS. The original or attested copies of the Articles of Incorporation, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Nevada and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Articles of Incorporation. All references in these By-laws to the “Articles of Incorporation” shall be deemed to refer to the Articles of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

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SECTION 8. AFFIDAVIT OF MAILING OR TRANSMISSION. An affidavit of mailing or transmission, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or Director or Directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

SECTION 9. ELECTRONIC TRANSMISSION. When used in these By-laws and when permitted by applicable law, the terms “written” and “in writing” shall include any “electronic transmission,” as defined in NRS 75.050, including without limitation any telegram, cablegram, facsimile transmission and communication by electronic mail, and “address” shall include the recipient’s electronic address for such purposes.

SECTION 10. ADDRESS UNKNOWN. If the address of a stockholder or Director be unknown, notice to such person may be sent to the principal executive office of the Corporation.

SECTION 11. AMENDMENT OF BY-LAWS. These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board or by the stockholders as expressly provided in the Articles of Incorporation.

SECTION 12. ACQUISITION OF CONTROLLING INTEREST. The Corporation expressly elects not to be governed by the provisions of NRS Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), as may be subsequently amended or expanded, or any successor statutes thereto.

The undersigned, the Secretary of FG Financial Group, Inc., a Nevada corporation, organized and existing under the laws of the State of Nevada, does hereby certify that the foregoing Bylaws, consisting of seven articles, were duly adopted as the Bylaws of said corporation by appropriate consent of the Board of Directors as of October 13, 2022.

FG FINANCIAL GROUP, INC.

By	/s/ Hassan R. Baqar
Hassan R. Baqar, Secretary

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above se the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 5, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 5, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on December 5, 2022 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D3719-P6465 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FG FINANCIAL GROUP, INC. (the "Company")

The Board of Directors recommends you vote FOR Proposal 1	**For**	**Against**	**Abstain**
1. To adopt and approve the Agreement and Plan of Merger dated as of October 19, 2022 by and between the Company and FG Financial Group, Inc., a Nevada corporation pursuant to which the Company will be reincorporated from Delaware to Nevada	☐	☐	☐

	Yes	**No**
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owner Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

D720-P6465

FG FINANCIAL GROUP, INC.
Special Meeting of Stockholders
December 6, 2022 5:30 pm ET
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) Larry G. Swets, Jr. as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FG FINANCIAL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 5:30 PM, ET on December 6, 2022, at Village Tavern, 4201 Congress Street, Suite 190, Charlotte, North Carolina 28209 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

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